                          SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement       [_] Confidential, for Use of the
                                          Commission Only (as permitted by
                                          Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                           White Pine Software, Inc.
              ------------------------------------------------
              (Name of Registrant as Specified In Its Charter)

                                Not Applicable
              ------------------------------------------------
                 (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (check the appropriate box):

[X] No fee required

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ________________________________________________________________________

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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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



                                     LOGO

                           WHITE PINE SOFTWARE, INC.

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                       TO BE HELD ON SEPTEMBER 30, 1997

  Notice is hereby given that the 1997 Annual Meeting of Stockholders of White Pine Software, Inc., a Delaware corporation (the "Company"), will be held on Tuesday, September 30, 1997, at 10 A.M., Eastern daylight savings time, at the offices of Foley, Hoag & Eliot LLP, One Post Office Square, Boston, Massachusetts 02109 (the "Meeting"), for the purpose of considering and voting upon the following:

    1. the election of three directors, who shall constitute the whole Board of Directors of the Company;

    2. the amendment of the White Pine Software, Inc. 1996 Incentive and Nonqualified Stock Option Plan in order to increase the aggregate number of shares of Common Stock available for grant thereunder from 550,000 to 1,000,000;

    3. the approval of the White Pine Software, Inc. 1997 Director Stock Option Plan, which would permit the Company to grant stock options covering up to an aggregate of 150,000 shares of Common Stock to non-employee directors of the Company; and

    4. such further matters or business as may properly come before the Meeting.

  As of the date of this Notice, the Board of Directors of the Company has no knowledge of any other business to be transacted at the Meeting.

  THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR EACH OF THE DIRECTOR NOMINEES NAMED IN THE ACCOMPANYING PROXY STATEMENT, FOR THE APPROVAL OF THE AMENDMENT TO THE 1996 INCENTIVE AND NONQUALIFIED STOCK OPTION PLAN AND FOR THE APPROVAL OF THE 1997 DIRECTOR STOCK OPTION PLAN.

  The Board of Directors has fixed the close of business on Wednesday, August 13, 1997, as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting, including any adjournment thereof.

                                          By order of the Board of Directors,

                                          /s/ Mark L. Johnson
                                          ----------------------------
                                          Mark L. Johnson
                                          Secretary

August 29, 1997
Boston, Massachusetts

  WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE PROMPTLY COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE.

  IF MORE THAN ONE PROXY IS ENCLOSED, PLEASE COMPLETE AND RETURN ALL OF THE PROXIES.

                           WHITE PINE SOFTWARE, INC.
                              542 AMHERST STREET
                          NASHUA, NEW HAMPSHIRE 03063

              PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
                       TO BE HELD ON SEPTEMBER 30, 1997

  This Proxy Statement and the enclosed Notice of Meeting and form of proxy are being mailed to stockholders on or about August 29, 1997 in connection with the solicitation by the Board of Directors (the "Board") of White Pine Software, Inc. (the "Company") of proxies for use at the 1997 Annual Meeting of Stockholders of the Company to be held at 10 A.M., Eastern daylight savings time, on Tuesday, September 30, 1997, and at any and all adjournments thereof (the "Meeting"). Proxies that have been properly executed and returned by a stockholder will be voted in accordance with the stockholder's directions. If no choice is specified by the stockholder, then the shares covered by the proxy will be voted as recommended by management. Stockholders are encouraged to vote on the matters to be considered. Any stockholder may revoke the stockholder's proxy at any time before the proxy has been exercised by providing the Company with a later dated proxy, by notifying the Secretary of the Company in writing or by orally notifying the Secretary of the Company in person at the Meeting.

  As of the close of business on Wednesday, August, 13, 1997, the record date for the determination of stockholders entitled to vote at the Meeting, there were outstanding and entitled to vote 9,165,669 shares of the Company's common stock, $.01 par value ("Common Stock"), and 158 holders of record of Common Stock. Each share of Common Stock entitles its record holder to one vote on each matter considered at the Meeting.

QUORUM AND TABULATION OF VOTES

  Under the Company's By-Laws, the holders of a majority of the shares of Common Stock outstanding and entitled to vote at the Meeting shall constitute a quorum for the transaction of business at the Meeting. Shares of Common Stock present in person or represented by proxy (including shares that abstain or do not vote with respect to one or more of the matters presented for stockholder approval) will be counted for the purpose of determining whether a quorum exists at the Meeting.

  The election of each director of the Company (Proposal One) requires the affirmative vote of the holders of a plurality in favor of a nominee. The affirmative vote of a majority of the shares of Common Stock properly cast at the Meeting will be necessary to approve the proposal to amend the Company's 1996 Incentive and Nonqualified Stock Option Plan (Proposal Two) and the proposal to approve the Company's 1997 Director Stock Option Plan (Proposal Three).

  The following shares will not be counted as votes cast or votes made in favor of a given matter: (i) shares that abstain from voting as to such matter; and (ii) shares held in "street name" by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to such matter. Each matter will be tabulated separately.

  Votes will be tabulated by Boston EquiServe L.P., the transfer agent and registrar for the Common Stock.

                                 PROPOSAL ONE:
                             ELECTION OF DIRECTORS

PROPOSAL

  The Company's By-Laws provide for a board of directors consisting of a minimum of three members with the exact number of directors constituting the whole board to be determined by the directors from time to time. By a resolution duly adopted by the Board on August 28, 1997, the number of members constituting the entire Board has been fixed at three. Immediately prior to the adoption of such resolution, the number of members constituting the entire Board had been fixed at five. The Board currently consists of Arthur H. Bruno (Chairman), Howard R. Berke, Killko A. Caballero, Jonathan G. Morgan and Pierre-Gabriel Vallee. The Board has nominated Messrs. Bruno, Caballero and Morgan for re-election as directors. Mr. Berke and Mr. Vallee have declined to stand for re-election. Each of Mr. Berke and Mr. Vallee has informed the Company that his decision not to stand for re-election is not the result of his disagreement with the Company on any matter relating to the Company's operations, policies or practices.

  The nominees have agreed to serve as directors if elected, and the Company has no reason to believe that they will be unable to serve. In the event that any of the nominees is unable or declines to serve as director at the time of the Meeting, the Board will designate another nominee and proxies will be voted in favor of such nominee.

  The Company's Board is not classified. Each director elected at the Meeting will hold office until the date of the Company's Annual Meeting of Stockholders in 1998 (or special meeting in lieu thereof) and thereafter until a successor is elected and qualified, or until he sooner dies, resigns, is removed, or becomes disqualified.

  The following table sets forth certain information with respect to each of the nominees for election to the Board:

                                PRINCIPAL OCCUPATION AND OTHER BUSINESS EXPERIENCE
       NAME          AGE             AND DIRECTORSHIPS DURING PAST FIVE YEARS
-------------------  --- ----------------------------------------------------------------
Arthur H. Bruno(1)    62 Director of the Company since February 1994 and Chairman since
                         June 1997. Mr. Bruno has been the Chairman of Castelle
                         Corporation, a networking and telecommunications company, since
                         October 1993, and served as the President and Chief Executive
                         Officer of Castelle Corporation from October 1993 until April
                         1997. Since July 1991, Mr. Bruno has served as a consultant to
                         Hambrecht & Quist LLC, a venture capital company. From 1991 to
                         1993, Mr. Bruno served as the Company's Chairman and Chief
                         Executive Officer.
Killko A. Caballero   37 Director of the Company since November 1995. Mr. Caballero has been President of the Company since August 1997 and served as
                         Acting President from June 1997 to August 1997. From November
                         1995 to June 1995, he was the Senior Vice President of Research
                         and Development and Chief Technology Officer of the Company. Mr.
                         Caballero was a co-founder of About Software Corporation S.A., a software company, and served as its President, Chief Executive
                         Officer and Chairman of the Board from July 1991 until November
                         1995, when it was acquired by the Company.
Jonathan G. Mor-      42 Director of the Company since May 1996. Since June 1993, Mr.
 gan(1)                  Morgan has been Managing Director/Group Head of Investment
                         Banking--Technology of Prudential Securities Incorporated, an
                         investment banking firm. From June 1992 to June 1993, Mr. Morgan was Managing Director/Group Head of Corporate Finance of the San
                         Francisco office of Sutro & Co., Inc., an investment banking firm. From January 1992 to June 1992, he acted as an independent financial consultant.

------------
(1) Member of the Audit Committee and Compensation Committee.

BOARD AND COMMITTEE MEETINGS

  During the fiscal year ended December 31, 1996, the Board met five times and acted by unanimous written consent twice. Each director participated in at least 75% of the meetings of the Board held while such director was a member of the Board.

  The Board has an Audit Committee, which reviews the results and scope of the annual audit of the Company's financial statements conducted by the Company's independent accountants, the scope of other services provided by the Company's independent accountants, and the Company's policies and procedures with respect to its internal accounting, auditing and financial controls. The Audit Committee also makes recommendations to the Board on the engagement of independent accountants, as well as other matters that may come before the Audit Committee or at the direction of the Board. The Audit Committee did not meet in fiscal 1996. The current Audit Committee members are Messrs. Bruno and Morgan.

  The Board has a Compensation Committee, which provides recommendations concerning salaries and incentive compensation for directors, officers and employees of and consultants to the Company. The Compensation Committee also administers the Company's stock option and its employee stock purchase plan. In fiscal 1996, the Compensation Committee met twice and took action by unanimous written consent three times. The current Compensation Committee members are Messrs. Bruno and Morgan, each of whom participated in all of the meetings of the Compensation Committee during fiscal 1996.

  The Board does not have a standing Nomination Committee. The Board has appointed an ad hoc Nomination Committee to identify and solicit persons to be considered for election to the Board. The current members of the Board believe that the Company would benefit from the depth and experience that might be added by the election of additional directors. The current Nomination Committee members are Messrs. Bruno and Morgan. The Nomination Committee was appointed subsequent to fiscal 1996.

  THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE THREE NOMINEES FOR DIRECTORS LISTED IN THIS PROXY STATEMENT.

                                 PROPOSAL TWO:
        AMENDMENT OF 1996 INCENTIVE AND NONQUALIFIED STOCK OPTION PLAN

PROPOSAL

  The White Pine Software, Inc. 1996 Incentive and Nonqualified Stock Option Plan (the "1996 Option Plan") currently provides that the total number of shares of Common Stock that may be issued pursuant to options granted thereunder shall not exceed 550,000 (subject to adjustment upon certain changes in capitalization of the Company). The Company is proposing that the 1996 Option Plan be amended to increase the number of shares of Common Stock that may be issued pursuant to options granted under the 1996 Option Plan from 550,000 to 1,000,000. The full text of the 1996 Option Plan as proposed to be amended is included as Appendix A, beginning on page A-1.

  All of the 550,000 shares of Common Stock originally covered by the 1996 Option Plan have been issued upon option exercises or are the subject of currently outstanding options. In April 1997, the Board voted, subject to stockholder approval, to amend the 1996 Option Plan to increase the number of shares of Common Stock that may be issued pursuant to options granted thereunder from 550,000 to 1,000,000. The Board's vote was based on its determination that it was desirable to have additional shares available to cover future option grants to employees and that increasing the number of shares available under the 1996 Option Plan would further align the interests of the Company's stockholders and management and would assist the Company in attracting and retaining executives and other employees. Since April 1997, the Company has granted options to new and existing employees of the Company to acquire a total of 222,450 of the 450,000 additional shares. In the event that Proposal Two is not approved, the Company anticipates that the options purported to be issued under the 1996 Option Plan since April 1997 would be exchanged for options that (i) would constitute "Nonqualified Options" (as defined below), (ii) would be issued under a new stock option plan, and (iii) would otherwise have terms, including exercise prices, identical to the options for which they are being exchanged.

  The Board has authorized the amendment of the 1996 Option Plan to increase the number of shares available for issuance thereunder, but the amendment will be effective only if Proposal Two is approved by the stockholders of the Company. See "1996 Option Plan" below for a description of the material features of the 1996 Option Plan, the classes of persons eligible to participate therein, the approximate number of persons in each such class and the basis of such participation. Under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), stockholder approval of this amendment is necessary for stock options issuable under the 1996 Option Plan to qualify as incentive stock options. Stockholder approval is also required to qualify compensation received under the 1996 Option Plan as "performance-based compensation" for purposes of Section 162(m) of the Code. Stockholder approval of the amendment is also required under the terms of the 1996 Option Plan.

  If Proposal Two is approved at the Meeting, the Company intends to file, as soon as practicable after the Meeting, a registration statement on Form S-8 under the Securities Act of 1933, as amended (the "Securities Act"), covering the 450,000 additional shares of Common Stock issuable pursuant to stock options granted under the 1996 Option Plan, as amended.

1996 OPTION PLAN

  The 1996 Option Plan, as adopted by the Company's Board in July 1996 and subsequently approved by the Company's stockholders, provides that the total number of shares of Common Stock that may be issued pursuant to options granted thereunder shall not exceed 550,000 (subject to adjustment upon certain changes in capitalization of the Company). In April 1997, the Board adopted an amendment to the 1996 Option Plan to increase the number of shares of Common Stock that may be issued pursuant to options granted thereunder from 550,000 to 1,000,000.

  The 1996 Option Plan authorizes (i) the grant of options to purchase Common Stock intended to qualify as incentive stock options ("Incentive Options"), as defined in Section 422 of the Code, and (ii) the grant of options that do not so qualify ("Nonqualified Options"). The exercise price of Incentive Options granted under the 1996 Option Plan must be at least equal to the fair market value of the Common Stock on the date of grant. The exercise price of Incentive Options granted to an optionee who owns stock possessing more than 10% of the voting power of the Company's outstanding capital stock must equal at least 110% of the fair market value of the Common Stock on the date of grant. The exercise price of Nonqualified Options granted under the 1996 Option Plan must not be less than 85% of the fair market value of the Common Stock on the grant date.

  The 1996 Option Plan is administered by the Compensation Committee of the Board. The Compensation Committee selects the individuals to whom options are granted and determines the option exercise price and other terms of each award, subject to the provisions of the 1996 Option Plan. Incentive Options may be granted under the 1996 Option Plan to employees, including officers and directors who are also employees. As of August 13, 1997, approximately 113 employees were eligible to participate in the 1996 Option Plan. Nonqualified Options may be granted under the 1996 Option Plan to employees, officers, individuals providing services to the Company, and directors, whether or not they are employees of the Company.

  No option may extend for more than ten years from the date of grant, and any option granted to an optionee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary (a "greater-than-ten-percent-stockholder") may not extend for more than five years from the date of grant. The aggregate fair market value (determined at the time of grant) of shares issuable pursuant to Incentive Options which first become exercisable by an employee or officer in any calendar year may not exceed $100,000.

  Options are non-transferable except by will or by the laws of descent or distribution and are exercisable, during the optionee's lifetime, only by the optionee. Options generally may not be exercised after (i) thirty days after termination of the optionee's employment with the Company (other than as a result of death or permanent or total disability), including upon the optionee's retirement, and (ii) twelve months after termination of the optionee's employment with the Company as a result of the death of the optionee or the permanent and total disability of the optionee under the then-established rules of the Company.

  Payment of the exercise price of the shares of Common Stock subject to the option may be made with (a) cash, check, bank draft or money order for an amount equal to the option price for such shares, (b) if permitted by the instrument evidencing the option (or, in the case of a Nonqualified Option, with the consent of the Compensation Committee), shares of Common Stock having a fair market value equal to the option price of such shares, (c) delivery of an unconditional and irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the option price, (d) if permitted by the instrument evidencing the option (or, in the case of a Nonqualified Option, with the consent of the Compensation Committee), delivery of a promissory note of the optionee to the Company, payable on such terms as are specified by the Compensation Committee, or (e) with the consent of the Compensation Committee, a combination of the foregoing; provided that so much of the exercise price as represents the par value of the shares must be paid other than by the optionee's promissory note or personal check.

  At August 13, 1997, 12,750 shares were vested and issuable upon exercise of outstanding options granted under the 1996 Option Plan and no shares had been purchased upon exercises of options granted thereunder. In February 1997, the Company filed a registration statement on Form S-8 under the Securities Act to register the original 550,000 shares of the Company's Common Stock that may be issued pursuant to options granted under the 1996 Option Plan. If Proposal Two is approved at the Meeting, the Company intends to file, as soon as practicable after the Meeting, a registration statement covering the additional 450,000 shares of Common Stock that would be issuable under the 1996 Option Plan.

  The Board may modify, revise or terminate the 1996 Option Plan at any time and from time to time, except that the class of persons eligible to receive options and the aggregate number of shares issuable pursuant to the 1996 Option Plan may not be changed or increased (other than pursuant to certain changes in the Company's capital structure) without the consent of the stockholders of the Company.

  The proposed amendment to the 1996 Option Plan will not affect the manner in which the number of options to be received by or allocated to participants in the 1996 Option Plan are determined nor would the proposed amendment, if it had been effective during fiscal 1996, have affected the determination of such amounts in fiscal 1996. The Company is unable to determine the dollar value and number of options which will be received by or allocated to (i) any of the Company's executive officers, (ii) the Company's current executive officers, as a group, (iii) the Company's current directors who are not executive officers, as a group, or (iv) the Company's employees who are not executive officers, as a group, as a result of the proposed amendment because options are granted by the Compensation Committee of the Board on a discretionary basis.

FEDERAL INCOME TAX INFORMATION WITH RESPECT TO THE 1996 OPTION PLAN

  The grantee of a Nonqualified Option recognizes no income for federal income tax purposes on the grant thereof. On the exercise of a Nonqualified Option, the difference between the fair market value of the underlying shares of Common Stock on the exercise date and the option exercise price is treated as compensation to the holder of the option taxable as ordinary income in the year of exercise, and such fair market value becomes the basis for the underlying shares which will be used in computing any capital gain or loss upon disposition of such shares. Subject to certain limitations, the Company may deduct for the year of exercise an amount equal to the amount recognized by the option holder as ordinary income upon exercise of a Nonqualified Option.

  The grantee of an Incentive Option recognizes no income for federal income tax purposes on the grant thereof. Except as provided below with respect to the alternative minimum tax, there is no tax upon exercise of an Incentive Option. If no disposition of shares acquired upon exercise of the Incentive Option is made by the option holder within two years from the date of the grant of the Incentive Option or within one year after exercise of the Incentive Option, any gain realized by the option holder on the subsequent sale of such shares is treated as a long-term capital gain for federal income tax purposes. If the shares are sold prior to the expiration of such periods, the difference between the lesser of the value of the shares at the date of exercise or at the date of sale and the exercise price of the Incentive Option is treated as compensation to the employee taxable as ordinary income and the excess gain, if any, is treated as capital gain (which will be long-term capital gain if the shares are held for more than one year).

  The excess of the fair market value of the underlying shares over the option price at the time of exercise of an Incentive Option will constitute an item of tax preference for purposes of the alternative minimum tax. Taxpayers who incur the alternative minimum tax are allowed a credit which may be carried forward indefinitely to be used as a credit against the regular tax liability in a later year; however, the minimum tax credit can not reduce the regular tax below the alternative minimum tax for that carryover year.

  In connection with the sale of the shares covered by Incentive Options, the Company is allowed a deduction for tax purposes only to the extent, and at the time, the option holder receives ordinary income (for example, by reason of the sale of shares by the holder of an Incentive Option within two years of the date of the granting of the Incentive Option or one year after the exercise of the Incentive Option), subject to certain limitations on the deductibility of compensation paid to executives.

  THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE WHITE PINE SOFTWARE, INC. 1996 INCENTIVE AND NONQUALIFIED STOCK OPTION PLAN.

                                PROPOSAL THREE:
                  APPROVAL OF 1997 DIRECTOR STOCK OPTION PLAN

PROPOSAL

  The Company is proposing that the White Pine Software, Inc. 1997 Director Stock Option Plan (the "Director Option Plan") be approved in order to permit the Company to grant stock options covering up to an aggregate of 150,000 shares of Common Stock to members of the Company's Board who are not employees of the Company or any parent or subsidiary of the Company ("Outside Directors"). The full text of the Director Option Plan is included as Appendix B, beginning on page B-1.

  The purpose of the Director Option Plan is to encourage ownership of capital stock of the Company by Outside Directors in order to help the Company attract and retain persons of exceptional competence to the Company's Board and to furnish an added incentive for Outside Directors to increase their efforts on behalf of the Company. The Company does not pay fees to members of the Board. See "Remuneration of Executive Officers and Directors--Directors' Compensation" below.

  The two nominees who would constitute Outside Directors are Arthur H. Bruno and Jonathan G. Morgan. Mr. Bruno currently holds stock options to purchase 85,000 shares of Common Stock at an exercise price of $0.50 per share, which options were granted in February 1992 while Mr. Bruno was serving as the Chairman and Chief Executive Officer of the Company. Mr. Morgan currently holds stock options to purchase 5,000 shares of Common Stock at an exercise price of $6.00 per share, which options were granted under the 1996 Option Plan when he joined the Board in July 1996.

  The Board has authorized the adoption of the Director Option Plan, but the Director Option Plan will be effective only if Proposal Three is approved by the stockholders of the Company.

  The Director Option Plan authorizes automatic formula stock option grants to Outside Directors as follows:

  (1) Each person who is re-elected or initially elected as an Outside Director on the date of the annual meeting of stockholders (or special meeting in lieu thereof) at which the Director Option Plan is adopted by the stockholders of the Company (the "Adoption Date") shall be granted on the Adoption Date an option to purchase 15,000 shares of Common Stock (subject to adjustment as provided in the Director Option Plan) (the "Initial Option").

  (2) Each person initially elected (whether by the stockholders or by the board of directors) as an Outside Director at any time after the Adoption Date shall be granted, as of the date of his or her initial election to the Board, an option to purchase 15,000 shares of Common Stock (subject to adjustment as provided in the Director Option Plan).

  (3) Each person who is re-elected as an Outside Director by the stockholders of the Company at any time after the Adoption Date shall be granted, on the date of the meeting or written consent of the stockholders at or by which he or she is re-elected as an Outside Director, an option to purchase 10,000 shares of Common Stock (subject to adjustment as provided in the Director Option Plan), provided that he or she has served as an Outside Director of the Company for at least the three months immediately preceding that meeting.

  Each option granted under the Director Option Plan shall become vested and exercisable in full immediately prior to the first annual meeting of stockholders (or special meeting in lieu thereof) at which Board members are elected following the meeting of the stockholders or the board of directors at which the option was granted, provided that the Outside Director holding such option has served without interruption since the grant date and continues to be a member of the Board at the time of vesting. Notwithstanding the foregoing, if an Outside Director received an Initial Option within three months of the next annual meeting (or special meeting in lieu thereof) at which Board members are elected, his or her Initial Option shall vest not at that meeting, but at the subsequent annual meeting of stockholders (or special meeting in lieu thereof) at which Board members are elected. Each option granted under the Director Option Plan would expire upon the earlier of (i) the date which is the ten-year anniversary of the date on which the option was granted, and (b) the date which is the one-year anniversary of the date on which the option holder ceased serving as an Outside Director of the Company.

  If Proposal Three is approved at the Meeting, the Company intends to file, as soon as practicable after the Meeting, a registration statement on Form S-8 under the Securities Act covering the 150,000 shares of Common Stock issuable pursuant to stock options granted under the Director Option Plan.

DIRECTOR OPTION PLAN

  The Director Option Plan provides that the total number of shares of Common Stock that may be issued pursuant to options granted thereunder shall not exceed 150,000 (subject to adjustment upon certain changes in capitalization of the Company). The Board initially adopted the Director Option Plan on April 30, 1997 and adopted certain amendments to the Director Option Plan on August 5, 1997. The Director Option Plan cannot become effective unless it is approved by the stockholders of the Company.

  The Director Option Plan authorizes the automatic formula grant of Nonqualified Options to Outside Directors. The terms of the automatic stock option grants that shall be made to Outside Directors under the Director Option Plan at and after the Meeting if Proposal Three is adopted are described in the "Proposal" section above.

  The exercise price of Nonqualified Options granted under the Director Option Plan must equal the fair market value of the Common Stock on the grant date. No such Nonqualified Option may extend for more than ten years from the date of grant. Nonqualified Options granted under the Director Option Plan are non-transferable except by will or by the laws of descent or distribution and are exercisable, during the optionee's lifetime, only by the optionee.

  Payment of the exercise price of the shares of Common Stock subject to a Nonqualified Option granted under the Director Option Plan may be made with
(a) cash, check, bank draft or money order for an amount equal to the option price for such shares, (b) if permitted by the instrument evidencing the option (or with the consent of the Compensation Committee), shares of Common Stock having a fair market value equal to the option price of such shares, (c) delivery of an unconditional and irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the option price, (d) if permitted by the instrument evidencing the option (or with the consent of the Compensation Committee), delivery of a promissory note of the optionee to the Company, payable on such terms as are specified by the Compensation Committee, or (e) with the consent of the Compensation Committee, a combination of the foregoing; provided that so much of the exercise price as represents the par value of the shares must be paid other than by the optionee's promissory note or personal check.

  If Proposal Three is approved by the stockholders of the Company, the Company intends to file, as soon as practicable after the Meeting, a registration statement covering the 150,000 shares of Common Stock that would be issuable under the Director Option Plan.

  The Board may modify, revise or terminate the Director Option Plan at any time and from time to time, except that the class of persons eligible to receive options, the terms of the automatic grant provisions and the aggregate number of shares issuable pursuant to the Director Option Plan may not be changed or increased (other than pursuant to certain changes in the Company's capital structure) without the consent of the stockholders of the Company.

  Except as set forth below, the Company is unable to determine the dollar value and number of options which will be received by or allocated to the Company's director nominees or executive officers as a result of the adoption of the Director Option Plan. The following table sets forth information concerning the benefits that will be received by or allocated to the persons specified, assuming that Proposals One and Three are approved:

                                                                 NUMBER OF
                                                   DOLLAR  SECURITIES UNDERLYING
                NAME AND POSITION                 VALUE($)    OPTIONS GRANTED
                -----------------                 -------  ---------------------
Arthur H. Bruno, Director.......................     (1)          15,000(2)
David O. Bundy..................................     --               --
Killko A. Caballero.............................     --               --
Jonathan G. Morgan, Director....................     (1)          15,000(2)
Executive officers (as a group).................     --               --
Directors who are not executive officers (as a
group)..........................................     (1)          30,000(2)
All employees who are not executive officers (as
a group)........................................     --               --

--------
(1) The dollar value of the options to be granted is not determinable at this time. Each such option will be granted at an exercise price equal to the fair market value of Common Stock (determined in accordance with the terms of the Director Option Plan) on the date of grant.
(2) Represents shares of Common Stock issuable pursuant to Nonqualified Options to be granted to Messrs. Bruno and Morgan pursuant to automatic formula stock option grants under the Director Option Plan on the date of the Meeting. Does not include shares of Common Stock issuable pursuant to Nonqualified Options that would automatically be granted to Outside Directors under the Director Option Plan after the date of the Meeting.

FEDERAL INCOME TAX INFORMATION WITH RESPECT TO THE DIRECTOR OPTION PLAN

  The grantee of a Nonqualified Option recognizes no income for federal income tax purposes on the grant thereof. On the exercise of a Nonqualified Option, the difference between the fair market value of the underlying shares of Common Stock on the exercise date and the option exercise price is treated as compensation to the holder of the option taxable as ordinary income in the year of exercise, and such fair market value becomes the basis for the underlying shares which will be used in computing any capital gain or loss upon disposition of such shares. Subject to certain limitations, the Company may deduct for the year of exercise an amount equal to the amount recognized by the option holder as ordinary income upon exercise of a Nonqualified Option.

  THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE WHITE PINE SOFTWARE, INC. 1997 DIRECTOR STOCK OPTION PLAN.

           INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

  None of the director nominees or executive officers of the Company has any interest in the adoption of Proposal Two except that, in the future, the Company's directors and executive officers might, in the discretion of the Compensation Committee, be granted options under the 1996 Option Plan that are exercisable for some portion of the additional shares proposed to be made available for grants of options under Proposal Two.

  None of the director nominees or executive officers of the Company has any interest in the adoption of Proposal Three except that if Proposals One and Three are approved:

(1) Each of Arthur H. Bruno and Jonathan G. Morgan would be automatically granted a Nonqualified Option to purchase 15,000 shares of Common Stock as described under "Proposal Three: Approval of 1997 Director Stock Option Plan" above.

(3) In the future, the Company's Outside Directors may, pursuant to automatic formula stock option grants, be granted additional Nonqualified Options under the Director Option Plan.

  See also the discussion in the final paragraph under "Proposal Three:
Approval of 1997 Director Stock Option Plan--Director Option Plan."

               REMUNERATION OF EXECUTIVE OFFICERS AND DIRECTORS

DIRECTORS' COMPENSATION

  The Company reimburses members of the Board for out-of-pocket expenses incurred in connection with attendance at meetings of the Board and committees thereof. The Company does not pay fees to members of the Board and presently has no plans to pay directors' fees.

  On July 18, 1996, the Company granted Mr. Morgan a nonqualified option to purchase 5,000 shares of Common Stock at an exercise price of $6.00 per share. If Proposal Three is approved by the stockholders of the Company, Outside Directors will be eligible for automatic formula stock option grants and other option grants under the Director Option Plan. See "Proposal Three: Approval of 1997 Director Stock Option Plan."

EXECUTIVE COMPENSATION

  Summary Compensation Table. The following table provides certain summary information for the fiscal year ended December 31, 1996 concerning compensation paid to the Company's Chief Executive Officer and the other three executive officers whose compensation for services rendered in all capacities to the Company was in excess of $100,000.

                          SUMMARY COMPENSATION TABLE

                                                                    LONG TERM
                                              ANNUAL              COMPENSATION
                                           COMPENSATION              AWARDS
                                        ----------------------    -------------
                                                                   SECURITIES     ALL OTHER
                                                                   UNDERLYING      COMPEN-
NAME AND PRINCIPAL POSITION(S)  YEAR    SALARY($)     BONUS($)    OPTIONS(#)(1)   SATION($)
------------------------------  ----    ---------     --------    -------------   ---------
Howard R. Berke(2)              1996    $165,600         --  (3)         --            --
President and Chief Exec-       1995    $148,433      $50,000            --            --
 utive Officer                  1994(4) $ 91,750      $37,000       $209,067(5)    $79,812(6)

Killko A. Caballero(7)          1996    $ 90,420      $10,000(8)         --            --
Senior Vice President of        1995    $ 15,070          --             --            --
 Research and Development       1994(4)      --           --             --            --
 and Chief Technology Of-
  ficer
David O. Bundy                  1996    $110,000      $15,000       $ 10,000(9)        --
Vice President of               1995    $ 89,661      $20,000            --            --
Engineering                     1994(4) $ 76,750      $ 3,500       $ 15,000(10)       --

Jack A. Dutzy(11)               1996    $103,000(12)  $13,557       $ 25,000(13)       --
Vice President of Sales,        1995    $ 22,917      $ 2,500            --            --
Americas                        1994(4)      --           --             --            --

--------
 (1) All of the options have a maximum term of 10 years, subject to earlier termination in the event of the optionee's cessation of service with the Company. The options are exercisable during the optionee's lifetime only by the optionee; they are exercisable by the optionee only while the optionee is an employee or advisor of the Company and for certain limited periods of time thereafter in the event of termination of employment.
 (2) Mr. Berke's employment with the Company ended on June 4, 1997.
 (3) Mr. Berke's bonus for 1996 consisted of (a) options which were granted on January 10, 1997 and, upon vesting, will be exercisable to acquire an aggregate of 150,000 shares of Common Stock at a price of $6.00 per share and (b) a cash payment of $40,000 awarded and paid in 1997.
 (4) Fiscal year 1994 consisted of the nine months ended December 31, 1994.
 (5) Options were granted on February 22, 1994 under the Stock Option Plan
     (1993). One thirty-sixth of the options vest on a monthly basis commencing on February 22, 1994.
 (6) Represents relocation expenses.
 (7) Mr. Caballero served as Acting President of the Company from June 4, 1997 to August 5, 1997, at which time he became the President of the Company.
 (8) Mr. Caballero's bonus for 1996 included a cash payment of $5,000 awarded and paid in 1997.
 (9) Options were granted on February 29, 1996 and May 6, 1996 under the Stock Option Plan (1995) and the Stock Option Plan (1993), respectively. One thirty-sixth of the options granted vest on a monthly basis commencing on February 22, 1994.
(10) Options were granted on June 2, 1994 under the Stock Option Plan (1994). One thirty-sixth of the options vest on a monthly basis commencing on June 2, 1994.

(11) Mr. Dutzy's employment with the Company ended on April 4, 1997.
(12) Includes $14,252 earned as commissions.
(13) Options were granted on February 29, 1996. Five thirty-sixths of the options vested on March 1, 1996, and one thirty-sixth of the options vest on a monthly basis thereafter.

  Option Grants in Last Fiscal Year. The following table summarizes (i) option grants to the Named Executive Officers during the year ended December 31, 1996 and (ii) the value of the options held by the Named Executive Officers at December 31, 1996. No options were granted to Mr. Berke or Mr. Caballero during the year ended December 31, 1996.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                        INDIVIDUAL GRANTS                  POTENTIAL REALIZABLE
                         ------------------------------------------------    VALUE AT ASSUMED
                         NUMBER OF                                         ANNUAL RATE OF STOCK
                         SECURITIES  PERCENT OF TOTAL                     PRICE APPRECIATION FOR
                         UNDERLYING  OPTIONS GRANTED  EXERCISE                OPTION TERM(1)
                          OPTIONS    TO EMPLOYEES IN   PRICE   EXPIRATION ----------------------
          NAME           GRANTED(#)   FISCAL YEAR(1)   ($/SH)     DATE      5%($)      10%($)
          ----           ----------  ---------------- -------- ---------- ---------- -----------
David O. Bundy..........    5,000(2)       1.8%        $2.50    2-29-06   $    7,861 $    19,922
                            5,000(3)       1.8%         5.00     5-6-01       15,722      39,844
Jack A. Dutzy...........   25,000(4)       8.7%         2.50    2-29-06       39,306      99,609

--------
(1) The amounts shown represent hypothetical gains that could be achieved for the respective options if exercised at the end of their option terms. These gains are based on assumed rates of stock appreciation of five percent and ten percent, compounded annually from the date the respective options were granted to the date of their expiration. The gains shown are net of the option price, but do not include deductions for taxes or other expenses that may be associated with the exercise. Actual gains, if any, on stock option exercises will depend on future performance of the Common Stock, the optionholders' continued employment through the option term and the date on which the options are exercised.
(2) Options were granted on February 29, 1996 under the Stock Option Plan
    (1995). One thirty-sixth of the options granted vest on a monthly basis commencing on February 29, 1996.
(3) Options were granted on May 6, 1996 under the Stock Option Plan (1993). One thirty-sixth of the options granted vest on a monthly basis commencing on May 6, 1996 .
(4) Options were granted on February 29, 1996. Five thirty-sixths of the options vested on March 1, 1996, and one-thirty sixth of the options vest on a monthly basis thereafter.

  Option Exercises and Fiscal Year-End Values. The following table sets forth information concerning stock options exercised during the year ended December 31, 1996 and unexercised stock options held on December 31, 1996 by the Named Executive Officers.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                  NUMBER OF SECURITIES            VALUE OF UNEXERCISED
                           SHARES                UNDERLYING UNEXERCISED           IN-THE-MONEY OPTIONS
                          ACQUIRED    VALUE    OPTIONS AT FISCAL YEAR-END       AT FISCAL YEAR-END($)(1)
                             ON      REALIZED ------------------------------  ------------------------------
NAME                     EXERCISE(#)   ($)    EXERCISABLE(#) UNEXERCISABLE(#) EXERCISABLE($) UNEXERCISABLE($)
----                     ----------  -------- -------------  ---------------  -------------  ---------------
Howard R. Berke.........   20,000    100,000     183,260          5,807        $1,145,375        $36,294
Killko A. Caballero.....     --         --         --              --              --              --
David O. Bundy..........     --         --       35,556           9,444          225,489         38,261
Jack A. Dutzy...........     --         --        7,079          17,921          37,165          94,085

--------
(1) The closing sale price for the Company's Common Stock as reported on the Nasdaq National Market on December 31, 1996 was $7.25. Value is calculated on the basis of the difference between the option exercise price and $7.25, multiplied by the number of shares of Common Stock underlying the options.

                             CERTAIN TRANSACTIONS

FINANCING AND STOCKHOLDER AGREEMENTS

  In December 1995, in connection with the Company's purchase of all of the outstanding shares of ASC, the Company agreed to issue 403,324 shares of its Common Stock to Killko A. Caballero, a Director and the Senior Vice President of Research and Development and Chief Technology Officer of the Company, in exchange for 7,904 shares of ASC. In the same transaction, the Company agreed to issue an aggregate of 766,286 shares of Common Stock to Sofinnova S.A., Sofinnova Capital FCPR, and CV Sofinnova Ventures Partners II (together, the "Sofinnova Entities"), which own beneficially more than 5% of the outstanding shares of Common Stock of the Company, in exchange for an aggregate of 15,017 shares of ASC.

  In March 1996, all of the Company's stockholders who then owned beneficially more than five percent of the outstanding shares of Common Stock, Arthur H. Bruno, a Director of the Company, and all of the then-current executive officers of the Company entered into an agreement with the Company and certain other stockholders of the Company (the "Shareholders' Agreement") pursuant to which the parties to the agreement were granted a right of participation in and a right of first refusal with respect to certain sales of shares by certain management stockholders. The parties to the Shareholders' Agreement were also granted a preemptive right to purchase all or part of their pro rata shares of New Securities (as defined in the Shareholders' Agreement) issued by the Company. The Shareholders' Agreement was amended in July 1996 such that it terminated immediately prior to the consummation of the Company's initial public offering on October 17, 1996.

  Pursuant to the Shareholders' Agreement, the parties to the Shareholders' Agreement entered into a Designation and Election of Directors agreement whereby the parties agreed to vote all the shares of the Company's stock held by them so as to fix the number of the Directors of the Company at five and to elect to the Board individuals designated by specified stockholders and affiliates of the Company. The Directors initially designated pursuant to this agreement were Arthur H. Bruno, Howard R. Berke, Pierre-Gabriel Vallee and Killko A. Caballero. A representative of the Sofinnova Entities served as the fifth director until Jonathan G. Morgan was elected in May 1996. In addition, the Sofinnova Entities were granted the right to have a representative attend all meetings of the Company's Board in a non-voting capacity as long as they hold at least 50% of the shares owned by them as of December 15, 1995. This agreement terminated upon termination of the Shareholders' Agreement, immediately prior to the consummation of the Company's initial public offering on October 17, 1996.

EMPLOYMENT AND SEVERANCE AGREEMENTS

  On January 3, 1994, the Company entered into an agreement with Howard R. Berke, whereby Mr. Berke agreed to serve as the President and Chief Executive Officer of the Company. The initial term of the agreement ended on January 3, 1996, but the agreement automatically renewed for the period beginning on January 3, 1996 and ending on June 4, 1997, the date Mr. Berke terminated his employment with the Company. Pursuant to the agreement, during fiscal 1996, Mr. Berke received a base salary of approximately $165,000, which was increased to $175,000 as of January 1, 1997. Pursuant to the agreement, Mr. Berke was entitled to receive an incentive bonus of up to 50 percent of his base compensation, based upon goals established by the Board and other performance measures determined in the discretion of the Board. In addition, pursuant to the agreement, Mr. Berke was granted a stock option to purchase 209,067 shares of Common Stock at an exercise price of $1.00 per share. The employment agreement with Mr. Berke provided, in the event Mr. Berke's employment is terminated without cause, Mr. Berke will be entitled to a pro rata portion of (i) his incentive bonus earned through the termination date and (ii) his salary for six months or until he becomes employed elsewhere, whichever occurs first; if his new salary is lower than his base salary at the Company, however, the Company will pay the difference for the balance of this six-month period. If his employment is terminated with cause, he is entitled to receive 15 days' salary. Pursuant to an amendment to the agreement, the Company reimbursed Mr. Berke for $79,812 in moving and temporary accommodation expenses in December 1994. Mr. Berke is entitled to participate in all employee benefits, including health, vision, dental and retirement plans, that the Company provides to its employees generally. The agreement provides that Mr. Berke will not directly or indirectly compete with the Company or solicit its employees, customers or prospective customers on behalf of himself or any entity that engages in any business involving the sale, distribution, development or research concerning computer software in breach of the agreement during the term of the agreement and for a period of one year following the date of the termination of his employment.

  On June 4, 1997, Mr. Berke resigned from his employment with the Company. In connection with the resignation, the Company entered into a separation agreement with Mr. Berke, effective as of June 4, 1997 (the "Separation Agreement"). Pursuant to the terms of the Separation Agreement, Mr. Berke is entitled to receive salary payments for a period of six months beginning on June 5, 1997 and ending on December 4, 1997. The salary payments will be made at the annual rate of $175,000 per year. In addition, Mr. Berke is entitled to receive reduced salary payments, based on a formula, beginning on December 5, 1997 and at two-week intervals thereafter if he is not employed in any capacity by any employer. The Separation Agreement also permits Mr. Berke to exercise his stock options, regardless of their original terms, at any time through the date occurring fifteen months after the date of the Meeting. Mr. Berke's stock options will continue to vest in accordance with the terms of the related stock option agreements through the date which is the earlier of
(a) the date occurring fifteen months after the Meeting and (b) the date on which Mr. Berke is reemployed in any capacity by any employer.

  The Company entered into a nondisclosure and noncompetition agreement with David O. Bundy dated February 15, 1996. Pursuant to the agreement, Mr. Bundy agreed that while employed by the Company and for a period of 18 months following the termination of his employment with the Company for any reason, he will not, directly or indirectly, compete with the Company or solicit any of the Company's employees, contractors, suppliers, existing customers or prospective customers on behalf of himself or any other entity that engages in the sale, distribution or development of or research concerning computer software and technology in breach of the agreement. Either party may terminate the agreement by giving the other party 30 days' prior written notice. If Mr. Bundy's employment is terminated without cause during the term of the agreement, he will be entitled to his base salary for six months or until he becomes employed elsewhere, whichever occurs first; provided, however, that if his new salary is lower than his base salary at the Company, the Company will pay the difference for the balance of this six-month period. Pursuant to the agreement, Mr. Bundy was granted a stock option to purchase 5,000 shares of Common Stock at an exercise price of $2.50 per share.

  On October 10, 1995, the Company entered into a two-year employment agreement with Killko A. Caballero, whereby Mr. Caballero agreed to serve as Senior Vice President of Product Development and Chief Technical Officer of the Company. Pursuant to the agreement, Mr. Caballero receives a base salary of $100,000, which is reviewed annually, and is eligible to receive an annual fiscal year incentive bonus with a maximum annual amount of $20,000. During the first year of the agreement, Mr. Caballero was guaranteed to receive one-half of the incentive bonus. He is entitled to participate in all employee benefits, including health, vision, dental and retirement plans, that the Company provides to its employees generally. If Mr. Caballero's employment is terminated without cause during the first two years of the term of the agreement, Mr. Caballero will be entitled to (i) a pro rata portion of his incentive bonus earned through the termination date and (ii) his salary for six months or until he becomes employed elsewhere, whichever occurs first; provided, however, that if his new salary is lower than his base salary at the Company, the Company will pay the difference for the balance of this six-month period. During the second year of the agreement, if Mr. Caballero's employment is terminated without cause and (i) he is entitled to some payment of base salary and incentive bonus and (ii) he is unable to secure employment in the United States within ninety days and this results in his deportation, the Company shall pay him $10,000 in relocation fees. The agreement provides that Mr. Caballero will not directly or indirectly compete with the Company or solicit its employees, customers or prospective customers on behalf of himself or any entity that engages in any business involving the sale, distribution, development or research concerning computer software in breach of the agreement during the term of the agreement and for a period of one year following the date of his termination. Mr. Caballero served as the Company's Acting President from June 4, 1997 through August 5, 1997, when he became the Company's President.

  On April 4, 1997, Jack A. Dutzy, Vice President of Sales, Americas terminated his employment with the Company. In connection with the termination, the Company entered into a separation agreement with Mr. Dutzy, effective as of April 4, 1997. Pursuant to the terms of the agreement, Mr. Dutzy received salary payments for a sixteen-week period beginning on April 5, 1997 and ending on July 25, 1997 at the rate of $3,076.93, payable at the end of every other week during the sixteen-week payment period. In addition, Mr. Dutzy is permitted to exercise any of his stock options which were vested as of April 4, 1997, regardless of their original terms, at any time through the earlier of (a) December 31, 1997 and (b) the date on which Mr. Dutzy is reemployed in any capacity by any employer. On April 4, 1997, Mr. Dutzy's vested stock options could be exercised for a maximum of 12,494 shares of Common Stock.

REGISTRATION RIGHTS

  In connection with prior issuances of shares of Common Stock and the Company's previously outstanding Common Stock, $5.83 par value per share ("$5.83 Stock"), the Company granted certain rights with respect to the registration under the Securities Act of the shares of outstanding Common Stock and the shares of Common Stock issuable upon the conversion or exercise of any other securities owned by certain stockholders of the Company. Based on securities outstanding as of August 13, 1997, it is estimated that such stockholders hold an aggregate of 5,576,103 shares of Common Stock, including 394,511 shares of Common Stock (the "Registrable Converted Shares") previously issued upon conversion of outstanding shares of $5.83 Stock, and options to purchase an aggregate of 317,555 shares of Common Stock (collectively, the "Registrable Shares").

  The holders of more than 50% of the then-outstanding Registrable Converted Shares are entitled, at any time, to request that the Company file a registration statement under the Securities Act covering the sale of some or all of the Registrable Converted Shares then held by such holders, provided that (i) the Company is not required to effect more than one such demand registration, (ii) the effective date of such registration statement could not occur prior to April 10, 1997 and (iii) the aggregate market value of the Registrable Converted Shares registered pursuant to such request shall not exceed $2,300,000. The holders of more than 50% of the then-outstanding Registrable Shares are entitled, at any time after April 9, 1997, to request that the Company file a registration statement under the Securities Act covering the sale of some or all of the Registrable Shares then held by such holders, provided that the Company is not required to effect more than one such demand registration. Within 75 days of receipt of any such request, the Company must file a Registration Statement with respect to such Registrable Converted Shares of Registrable Shares, as the case may be, and must use its best efforts to cause the offering of such shares to be registered under the Securities Act. The underwriters (if any) of any offering of such shares have the right, subject to certain conditions, to limit the number of Registrable Shares included in the registration. Moreover, the Company must use its best efforts to qualify for registration on Form S-3 (or any comparable or successor form). Once the Company has qualified to use Form S-3 to register securities under the Securities Act, the holders of Registrable Converted Shares shall have the right to request an unlimited number of registrations on Form S-3, provided that the Company is not required to register Registrable Shares having an aggregate market value less than $1,000,000. The Company is not required to register any Registrable Shares if in the opinion of its counsel such shares may be sold without registration under the Securities Act in the manner and in the quantity in which such shares were proposed to be sold.

  Each holder of Registrable Shares has agreed that, upon the request of the Company and the managing underwriter of an offering by the Company of Common Stock or other securities of the Company pursuant to a registration statement, such holder shall agree not to sell publicly or otherwise transfer or dispose of any Registrable Shares or other securities of the Company for up to 80 days following the effective date of such registration statement, provided that all holders of Registrable Shares holding not less than the number of shares of Common Stock held by such holder (including shares of Common Stock issuable upon exercise or conversion of other securities) and all officers and directors of the Company shall enter into similar agreements.

  In general, all fees, costs and expenses of such registrations (other than underwriting discounts, selling commissions, and certain fees and expenses of counsel to the selling stockholders) will be borne by the Company. The Company and the holders of Registrable Shares have agreed to indemnify each other from certain liabilities relating to any registration in which any Registrable Shares are included, including liabilities arising under the Securities Act. The Company has also undertaken that, upon the request of the underwriter of any offering of Registrable Shares, the Company shall agree to customary contribution provisions on the part of the Company.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  The following table sets forth certain information with respect to the beneficial ownership of the Company's Common Stock as of August 13, 1997 by:
(i) each person or group known to the Company to be the beneficial owner of more than five percent of the outstanding Common Stock; (ii) each of the Company's directors and director nominees; (iii) each of the Named Executive Officers; and (iv) all directors and executive officers of the Company as a group.

                                                  SHARES BENEFICIALLY OWNED(2)
                                                  ----------------------------
   NAMES AND ADDRESSES OF BENEFICIAL HOLDERS(1)       NUMBER          PERCENT
   --------------------------------------------   ---------------- --------------
   Arthur H. Bruno(3)...........................         1,465,624         15.8%
   Hambrecht & Quist Group(4)
    One Bush Street
    San Francisco, California 94104.............         1,330,500         14.5
   Austin W. Marxe and David Greenhouse(5)
    153 East 53 Street 51st Floor
    New York, New York 10022....................         1,080,000         11.8
   Sofinnova Entities(6)
    51 Rue Saint Georges
    Paris, France 75009.........................           766,286          8.4
   Charles Lingel
    c/o Infoconix Inc.
    704 228th Avenue, N.E. Suite 414
    Redmond, Washington 98053...................           495,840          5.4
   Killko A. Caballero..........................           403,324          4.4
   Howard R. Berke(7)...........................           242,399          2.6
   David O. Bundy(7)............................            47,817            *
   Jack A. Dutzy(7).............................            12,494            *
   Jonathan G. Morgan(7)........................             2,084            *
   All directors, director nominees and
   executive
    officers as a group (6 persons)(7)..........         2,173,742         22.8

--------
*Less than one percent.
(1) The address of all persons who are executive officers or directors of the Company is in care of the Company, 542 Amherst Street, Nashua, New Hampshire 03063.
(2) Unless otherwise noted, each person or group identified possesses sole voting and investment power with respect to such shares, subject to community property laws where applicable. Shares not outstanding but deemed beneficially owned by virtue of the right of a person or group to acquire them within sixty days of August 13, 1997 are treated as outstanding only for purposes of determining the amount and percent owned by such person or group.
(3) Includes 1,330,500 shares held by the Hambrecht & Quist Group as described in Note 4 and 85,000 shares subject to stock options exercisable within 60 days of August 13, 1997. Mr. Bruno is a consultant to Hambrecht & Quist LLC. Mr. Bruno disclaims beneficial ownership of the shares held by the Hambrecht & Quist Group.
(4) Consists of 623,167 shares held by H&Q London Ventures, 7,271 shares held by Hambrecht & Quist Group, 206,917 shares held by H & Q Ventures IV, 444 shares held by H&Q Venture Partners, 285,768 shares held by William R. Hambrecht, 4,882 shares held by Venture Associates (BVI) Limited, 202,035 shares held by Hambrecht & Quist Venture Partners and 16 shares held by Hamquist.
(5) The Company has received a copy of a report on Schedule 13D, with signatures dated July 31, 1997, filed by Austin W. Marxe, David Greenhouse, Special Situations Fund III, L.P. ("SSF III"), MGP Advisers Limited Partnership ("MGP"), Special Situations

    Technology Fund (the "Technology Fund"), SST Advisers, L.L.C. ("SST"), Special Situations Cayman Fund, L.P. (the "Cayman Fund") and AWM Investment Company, Inc. ("AWM"). The report stated that: SSF III, the Technology Fund and the Cayman Fund are investment limited partnerships; the principal business of MGP is to act as the general partner of and the investment adviser to SSF III; the principal business of SST is to act as general partner of and the investment adviser to the Technology Fund; the principal business of AWM is to act as a general partner of MGP and to act as general partner of and investment adviser to the Cayman Fund; and the principal occupation of each of Messrs. Marxe and Greenhouse is to serve as an officer, director and member or principal shareholder of MGP, SST and AWM. The report also stated that on July 30, 1997, SSF III and MGP jointly held 714,600 shares of Common Stock, the Cayman Fund and AWM jointly held 240,300 shares of Common Stock and the Technology Fund held 125,100 shares of Common Stock.
(6) Consists of approximately 221,767 shares held by Sofinnova S.A., 337,499 shares held by Sofinnova Capital FCPR and 207,020 shares held by C.V. Sofinnova Ventures Partners II. Sofinnova S.A., a management and direct investment company, manages the funds of Sofinnova Capital FCPR, and its wholly owned subsidiary manages the funds of C.V. Sofinnova Venture
    Partners II.
(7) Includes shares subject to stock options exercisable within sixty days of August 13, 1997.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers and persons who own more than ten percent of the outstanding Common Stock to file with the Securities and Exchange Commission reports of ownership on Form 3 and reports of changes in ownership on Forms 4 and 5. Securities and Exchange Commission regulations require directors, executive officers and greater-than-ten-percent stockholders to furnish the Company with copies of all Section 16(a) reports filed with the Securities and Exchange Commission.

  Based solely upon a review of Forms 3, 4 and 5 that were furnished to the Company during fiscal 1996 and 1997 and on written representations from certain reporting persons that no reports on Form 5 were required by the Company for such persons, the Company believes that all Section 16(a) reports applicable to its officers, directors and ten-percent stockholders with respect to the fiscal year ended December 31, 1996 were filed on a timely basis, with the exception of reports on Form 4 for David O. Bundy, Jack A. Dutzy and Carl A. Koppel reporting purchases of Common Stock on October 17, 1996, all of which reports on Form 4 were filed in January 1997.

                                  SOLICITATION

  The Company will bear the cost of soliciting proxies. Brokers, banks and other nominees will be reimbursed for their out-of-pocket expenses and other reasonable clerical expenses incurred in obtaining instructions from beneficial owners of the Common Stock. In addition to the solicitation by mail, the directors, officers and certain employees of the Company may solicit proxies, without additional remuneration, by telephone, facsimile, telegraph and in person. It is expected that the expense of any such special solicitation will be nominal.

                             STOCKHOLDER PROPOSALS

  Any stockholder intending to present a proposal at the 1998 Annual Meeting of Stockholders must submit such proposal to the Company at its offices no later than June 3, 1998 in order to be considered for inclusion in the proxy statement relating to that meeting. If the date of the next annual meeting is subsequently changed by more than thirty calendar days from the date of this year's Annual Meeting, the Company will, in a timely manner, inform its stockholders of such change and the date by which proposals of stockholders must be received.

                                 MISCELLANEOUS

  The Board does not know of any other business that will be presented for consideration at the Meeting other than that described in this Proxy Statement. However, if any other business should come before the Meeting, the persons named in the enclosed form of proxy will vote, or otherwise act, in accordance with their best judgment.

                        INFORMATION CONCERNING AUDITORS

  The accounting firm of Ernst & Young LLP, which has served as the Company's principal independent accountants continuously since February 4, 1994, was selected by the Board to continue in that capacity for fiscal 1998. A representative of Ernst & Young LLP is expected to be at the Meeting. This representative will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions presented at the Meeting.

                             AVAILABLE INFORMATION

  Stockholders of record at the close of business on August 13, 1997 will receive a Proxy Statement, together with a copy of the Company's 1996 Annual Report to Stockholders, which contains a copy of Annual Report on Form 10-KSB of the Company for the fiscal year ended December 31, 1996 (including financial statements but excluding exhibits thereto).

                                                                     APPENDIX A

                           WHITE PINE SOFTWARE, INC.

                           STOCK OPTION PLAN (1996)

1. Purpose of the Plan.

  The White Pine Software, Inc. Stock Option Plan (1996) ("Stock Option Plan
(1996)") is intended to promote the growth of the Company by attracting and motivating directors, officers, employees, consultants, independent contractors, vendors, suppliers and other persons whose efforts are deemed worthy of encouragement through the incentive effects of stock options.

2. Definitions.

  As used herein, the following definitions shall apply:

    (a) "Board" shall mean the Board of Directors of the Company.

    (b) "Code" shall mean the Internal Revenue Code of 1986, as amended, the rules and regulations promulgated thereunder and the interpretations thereof, all as from time to time in effect.

    (c) "Committee" shall mean the Committee appointed by the Board in accordance with Section 3(a) below, if one is appointed.

    (d) "Common Stock" shall mean the Common Stock of the Company.

    (e) "Company" shall mean White Pine Software, Inc., a Delaware corporation.

    (f) "Consultant" shall mean any person who is engaged by the Company or any Parent or Subsidiary of the Company to render consulting or advisory services, whether or not compensation is paid to such individual.

    (g) "Continuous Status" shall mean the absence of any interruption or termination of service as an Employee, Consultant or other person providing services on a regular basis to the Company or its Parent or any Subsidiary. Continuous Status shall not be considered interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Board, provided that either such leave is for a period of not more than ninety
  (90) days or reemployment upon the expiration of such leave is provided or guaranteed by contract or statute.

    (h) "Director" shall mean any person serving on the Board.

    (i) "Employee" shall mean any person, including Officers and Directors, employed by the Company or its Parent or any Subsidiary of the Company.

    (j) "Fair Market Value" shall mean the value of a share of Common Stock on the date of the grant of the Option as determined, in good faith, by the Board or the Committee and such determination shall be conclusive for all purposes. The Board or the Committee shall take into account such factors affecting value as it, in its sole and absolute discretion, may deem relevant.

    (k) "Officer" shall mean any person, which may include Directors, employed by the Company or its Parent or any Subsidiary who has been elected an officer by the respective Board of Directors.

    (l) "Options" shall mean stock options issued pursuant to the Plan. Options may be either "Incentive Options," which are defined as options intended to meet the requirements of Section 422 of the Code, or "Nonqualified Options", which are defined as Options not intended to meet such requirements of the Code.

    (m) "Option Agreement" shall mean the written agreement setting forth the terms and conditions of an Option.

    (n) "Optioned Stock" shall mean the Common Stock subject to an Option.

    (o) "Parent" shall mean a "Parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

    (p) "Participant" shall mean a person to whom an Option has been granted.

    (q) "Plan" shall mean the White Pine Software, Inc. Stock Option Plan
  (1996).

    (r) "Share" shall mean a share of Common Stock of the Company, as may be adjusted in accordance with Section 6 hereof.

    (s) "Subsidiary" shall mean a "subsidiary corporation" of the Company, whether now or hereafter existing, as defined in Section 424(f) of the Code,

3. Administration of the Plan.

  (a) By the Board or by the Committee. The Plan shall be administered by the Board or, if appointed by the Board, by a Committee; provided, however, if the Company shall have registered a class of equity securities pursuant to Section 12 of the Securities Exchange Act of 1934, then the Plan shall be administered by the Board or, if appointed, by a Committee of two or more directors, all of which shall be "disinterested" as defined in Rule 16b-3 under the Securities Exchange Act of 1934. The Board and the Committee shall have full authority to administer the Plan, including authority to interpret and construe any provision of the Plan and to adopt such rules and regulations for administering the Plan as it may deem necessary in order to comply with the requirements of the Plan, or in order that any Option that is intended to be an Incentive Option will be classified as an incentive stock option under the Code, or in order to conform to any regulation or to any change in any law or regulation applicable thereto. The Board may reserve to itself any of the authority granted to the Committee as set forth herein, and it may perform and discharge all of the functions and responsibilities of the Committee at any time that a duly constituted Committee is not appointed and serving.

  (b) Actions of the Board and the Committee. All actions taken and all interpretations and determinations made by the Board or by the Committee in good faith (including determinations of Fair Market Value) shall be final and binding upon all Participants, the Company and all other interested persons. No member of the Board or the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, and all members of the Board or the Committee shall in addition to their rights as Directors, be fully protected by the Company with respect to any such action, determination or interpretation.

  (c) Powers of the Board and the Committee. Subject to the provisions of the Plan, the Board and, if appointed, the Committee shall have the authority, in their sole discretion:

    (i) to determine upon review of the relevant information, the Fair Market Value of the Common Stock; (ii) to determine the persons to whom Options shall be granted, the time or times at which Options shall be granted, the number of shares to be represented by each Option and the exercise price per share; (iii) to interpret the Plan; (iv) to prescribe, amend and rescind rules and regulations relating to the Plan; (v) to determine whether an Option granted shall be an Incentive Option or a Nonqualified Option and to determine the terms and provisions of each Option granted (which need not be identical) and, with the consent of the holder thereof, to modify or amend each Option, including reductions in the exercise price thereof; (vi) to accelerate or defer (with the consent of the Participant) the exercise date of any Option; (vii) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted by the Board or the Committee; and (viii) to make all other determinations deemed necessary or advisable for the administration of the Plan.

4. Eligibility and Participation.

  (a) Eligibility. Grants of Options may be made to any Employee or Consultant (which may include Officers and Directors) of the Company or of its Parent or Subsidiary, or any independent contractor, vendor, supplier or any other person providing services to the Company or a Parent or Subsidiary whose efforts are deemed worthy of encouragement by the Board or the Committee; provided, however, that either (i) such Participant shall have maintained Continuous Status for a period of at least six (6) months immediately prior to the grant of such Option or (ii) such Option shall not begin to become exercisable as provided in Section 7(a) hereof until such Participant shall have maintained Continuous Status for a period of six (6) months immediately after the grant of such Option; and further provided; that an Incentive Option may only be granted to an Employee.

  (b) Participation by Director. Members of the Board or the committee who are either eligible for Options or have been granted Options may vote on any matters affecting the administration of the Plan or the grant of any Options pursuant to the Plan, except that no such member shall act upon the granting of an Option to himself or herself, but any such member may be counted in determining the existence of a quorum at any meeting of the Board or the Committee and may be counted as part of an action by unanimous written consent during or with respect to which action is taken to grant Options to him or her.

5. Exercise Price; Consideration; and Form of Option Agreement.

  (a) Exercise Price. The exercise price of any Incentive Option shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the date of the grant of the Option. The exercise price of a Nonqualified Option shall be determined in the sole discretion of the Board or the Committee and may be at less than the Fair Market Value on the date of the grant of the Option. If an Incentive Option is granted to a Participant who then owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or its Parent or any Subsidiary, then the exercise price of such Incentive Option shall be at least one hundred ten percent (110%) of the Fair Market Value of a Share on the date of the grant of such Option.

  (b) Consideration. The exercise price shall be paid in full, at the time of exercise of the Option, by personal or bank cashier's check or in such other form of lawful consideration as the Board or the Committee may approve from time to time including, without limitation. the transfer of outstanding Shares as provided in Section 7(c) hereof or the Participant's promissory note in form satisfactory to the Company and bearing interest at a rate of not less than six percent (6%) per annum.

  (c) Form of Option Agreement. Each Option shall be evidenced by an Option Agreement specifying the number of Shares which may be purchased upon exercise of the Option and containing such terms and provisions as the Board or the Committee may determine, subject to the provisions of the Plan.

6.  Shares of Common Stock Subject to the Plan.

  (a) Number. The aggregate number of Shares of Common Stock subject to Options which may be granted under the Plan shall be One Million (1,000,000), subject to adjustment as hereinbelow provided. To the extent that any Option granted under the Plan shall expire or terminate unexercised or for any reason become unexercisable, the Shares subject to such Option shall thereafter be available for future grants under the Plan.

  (b) Capital Changes. Except as hereinafter provided, no adjustment shall be made in the number of Shares of Common Stock issued to a Participant, or in any other rights of the Participant upon exercise of an Option, by reason of any dividend, distribution or other right granted to stockholders for which the record date is prior to the date of exercise of the Participant's Option. In the event any change is made to the Shares (whether by reason of a merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination of Shares, exchange of Shares, change in corporate structure or otherwise), appropriate adjustments shall be made in: (i) the number of Shares theretofore made subject to Options, and in the exercise price of such Shares; and

(ii) the aggregate number of Shares which may be made subject to Options. If any of the foregoing adjustments shall result in a fractional Share, the fraction shall be disregarded, and the Company shall have no obligation to make any cash or other payment with respect to such a fractional Share.

7. Exercise of Stock Options.

  (a) Time of Exercise. Subject to the provisions of the Plan, including without limitation Section 7(d) and Section 8 hereof, the Board or the Committee, in its sole discretion, shall determine the time when an Option, or a portion of an Option, shall become exercisable, and the time when an Option, or a portion of an Option, shall expire; provided, however, that (i) Options shall become exercisable no earlier than at a rate of 1/36th the total number of Optioned Stock, on a monthly basis commencing no earlier than the date on which such Option is authorized to be issued by the Board or the Committee,
(ii) an Incentive Option shall expire, to the extent not exercised, no later than the tenth (10th) anniversary of the date on which it was granted; (iii) any Incentive Option granted to any person who owns Shares possessing more than ten percent (10%) of the total combined voting power or value of all classes of stock of the Company or of its Parent or a Subsidiary shall have a term not to exceed five (5) years, and (iv) Options granted to a Participant prior to the Participant maintaining six (6) months Continuous Status shall not begin to become exercisable pursuant to clause (i) above until such Participant has maintained Continuous Status for a six (6) month period. Notwithstanding the foregoing, the Board shall have the authority to provide for Options to become exercisable at such time and at such rate as they deem appropriate in their sole and absolute discretion. Such time or times shall be set forth in the Option Agreement evidencing such Option.

  (b) Notice of Exercise. A Participant electing to exercise an Option shall give written notice to the Company, as specified by the Option Agreement, of his or her election to purchase a specified number of Shares, such notice shall be accompanied by the instrument evidencing such Option and any other documents required by the Company, and shall tender the exercise price of the Shares he or she has elected to purchase. If the notice of election to exercise is given by the executor or administrator of a deceased Participant, or by the person or persons to whom the Option has been transferred by the Participant's will or the applicable laws of descent and distribution, then the Company will be under no obligation to deliver Shares pursuant to such exercise unless and until the Company is satisfied that the person or persons giving such notice is or are entitled to exercise the Option.

  (c) Exchange of Outstanding Stock. The Board or the Committee, in its sole discretion, may permit a Participant to surrender to the Company Shares of Common Stock previously acquired by the Participant at least six (6) months prior to such surrender as part or full payment for the exercise of an Option. Such surrendered shares shall be valued at their Fair Market Value on the date of exercise of the Option.

  (d) Termination of Continuous Status Before Exercise. If a Participant's Continuous Status with the Company or its Parent or any Subsidiary shall cease for any reason (other than the Participant's death, retirement or disability as provided below), any Option then held by the Participant or his or her estate, to the extent then exercisable, shall remain exercisable after such cessation of the Continuous Status for a period of thirty (30) days commencing upon the date of such cessation (or such longer period as the Board or the Committee may allow, either in the form of Option Agreement or by Board or Committee action). If the Option is not exercised during this period, then it shall be deemed to have been forfeited and be of no further force or effect. Notwithstanding the exercise period hereinabove described, if the holder of an option (i) is terminated for "cause" (as hereinafter defined), (ii) is terminated due to his or her expropriation of, or after termination is believed to have wrongfully taken or expropriated, Company property (including trade secrets or other proprietary rights), the Board or the Committee shall have the authority, by notice to the holder of an Option, to immediately terminate such Option, effective on the date of termination, and such Option shall no longer be exercisable to any extent whatsoever. As used herein, "cause" shall mean that the holder of an Option has willfully and intentionally engaged in material misconduct, gross neglect of duties or grossly negligent failure to act which materially and adversely affects the business or affairs of the Company, or has committed any act of fraud or any act not approved by the Board involving any material conflict of interest or self-dealing adverse to the Company, or has been convicted of a felony, or has unreasonably failed to comply with any reasonable direction from the Board or its Chairman with respect to a major policy decision affecting the Company, issued pursuant to its authority under the By-Laws of the Company.

  (e) Death. If a Participant dies at a time when he or she is entitled to exercise an Option, then at any time or times within twelve (12) months after his or her death (or such further period as the Board may allow) such Option may be exercised, as to all or any of the shares which the Participant was entitled to purchase immediately prior to his or her death (i) by his or her executor or administrator or the person(s) to whom the Option is transferred by will or the applicable laws of descent and distribution or (ii) his or her designated beneficiary, and except as so exercised, such Option will expire at the end of such period. In no event, however, may any Option be exercised after the expiration of its term.

  (f) Retirement and Disability. If a Participant retires from service at age 65 or older or retires at less than age 65 with the consent of the Board or the Committee or becomes "disabled" (as hereinafter defined) at a time when he is entitled to exercise an Option, then, at any time or times within thirty
(30) days of the date of such retirement or within twelve (12) months of the date of such disability, he or she may exercise such Option as to all or any of the shares which he was entitled to purchase under such Option immediately prior to such retirement or disability. Except as so exercised, such Option shall expire at the end of such period. In no event, however, may any Option be exercised after the expiration of its term. As used herein, "disabled" shall mean that the Participant is permanently and totally disabled so as to be unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

  (g) Disposition of Terminated Stock Options. Any Shares of Common Stock subject to Options which have been terminated as provided above shall not thereafter be eligible for purchase by the Participant but shall again be available for grant by the Board or the Committee to other Participants.

8. Special Provisions Relating to Incentive Options.

  The Company shall not grant Incentive Options under the Plan to any Participant to the extent that the aggregate Fair Market Value (determined as of the date the Option is granted) of the Common Stock covered by such Incentive Options which are exercisable for the first time during any calendar year, when combined with the aggregate Fair Market Value of all stock covered by all other Incentive Options granted to such Participant after December 31, 1986 by the Company, its Parent or a Subsidiary thereof which are exercisable for the first time during the same calendar year, exceeds One Hundred Thousand Dollars ($100,000). Incentive Options shall be granted only to persons who, on the date of grant, are Employees of the Company or its Parent or a Subsidiary.

9. No Contract of Employment.

  Unless otherwise expressed in a writing signed by an authorized Officer of the Company, all Employees of the Company are hired for an unspecified period of time and are considered to be "at-will employees." Nothing in this Plan shall confer upon any Participant the right to continue in the employ of the Company, its Parent or any Subsidiary, nor shall it limit or restrict in any way the right of the Company, its Parent or any such Subsidiary to discharge the Participant at any time for any reason whatsoever, with or without cause.

10. No Rights as a Stockholder.

  A Participant shall have no rights as a stockholder with respect to any Optioned Stock.

11. Nontransferability of Options; Death of Participant

  No Option acquired by a Participant under the Plan shall be assignable or transferable by a Participant, other than by will or the laws of descent and distribution, and such Options are exercisable, during his or her lifetime, only by Participant; provided, however, that (i) a transfer may be made pursuant to a qualified domestic relations order (as defined in the Code or as permitted by Title I of the Employee Retirement Income Security Act ("ERISA") or the rules thereunder) and (ii) any Option Agreement issued under the Plan may provide for the designation of a beneficiary of the Participant (which may be an individual or trustee) who may exercise the Option after the Participant's death and enjoy the economic benefits thereof, subject to the consent of Participant's spouse where required by law. Subject to Section 7(e), in the event of Participant's death, the Option may be exercised by the personal representative of the Participant's estate or, if no personal representative has been appointed, by the successor(s) in interest determined under the Participant's will or under the applicable laws of descent and distribution.

12. Liquidation or Merger of the Company.

  (a) Liquidation. In the event of a proposed dissolution or liquidation of the Company, the Option shall terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board or the Committee. The Board or the Committee may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board or the Committee and give each Participant the right to exercise his or her Option as to all or any part of the Shares covered by an Option, including Shares as to which the Option would not otherwise be exercisable.

  (b) Sale of Assets, Merger or Consolidation or Change of Control. The Board or the Committee may provide for immediate vesting of any or all Options, and allow such Options to be fully exercised without regard to the normal vesting schedule of such Options, in the event of a proposed sale of all or substantially all of the assets of the Company, or a merger or consolidation of the Company with or into another corporation, a liquidation or a "change in control" (as defined hereinafter); provided, however, that if the Board or the Committee determines that such immediate vesting is not appropriate, then the Options, if the event is a merger or consolidation, shall be assumed or an equivalent option shall be substituted by such successor corporation (or a parent or subsidiary of such successor corporation) as a condition to the completion of such transaction. Notwithstanding anything contained herein to the contrary, in the event of a merger, consolidation or a change of control, in which the Options do not become immediately fully exercisable, the following shall apply: If within twelve (12) months after such triggering event, the Participant is terminated as a result of an actual or constructive discharge (as defined below) by the Company or the successor corporation for any reason or no reason (other than for "Cause", as defined below), such Participant's Option shall vest immediately and may be fully exercised without regard to the normal vesting schedule for a period of two (2) years commencing upon the date of such actual or constructive discharge or for the balance of the original remaining term of the Option, whichever period is shorter in duration; provided, however, that if such Option is an Incentive Option, then such Option shall only vest to the extent provided in Section 8 hereof and shall only be exercisable for a period of ninety (90) days commencing with such actual or constructive discharge. For purposes of this Plan, the Company or its successor shall be deemed to have constructively discharged a Participant if such Participant resigns employment after a reduction in compensation, a meaningful reduction of employment benefits, a demotion, a material reduction or change in the duties, responsibilities, titles or status of the Participant as an employee with the Company as in effect on the date of the triggering event, or a material change in the location (for example, more than 35 miles) where Participant's employment responsibilities are currently performed. Participant's termination of employment as a result of death or disability shall not be deemed to be an actual or constructive discharge by the Company or its successor. The term "Cause" shall be limited to the occurrence of any of the following events: (a) Participant has misappropriated any funds or property of the Company or its successor; (b) Participant has been convicted of a misdemeanor or a felony which impairs his or her ability to perform services for the Company or would cause the Company or its successor adverse publicity; (c) Participant fails to perform his or her normal duties and obligations after a prior written warning by the Company or its successor; or (d) Participant has disclosed or personally utilized for his or her or others' benefit the Company's or the successor's trade secrets or other confidential information. The term "change in control" shall be deemed to have occurred if (1) any "person" or "group" (as defined in or as pursuant to section 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), becomes a "beneficial owner" (as defined in Rule

13d-3 promulgated under the Exchange Act)), directly or indirectly, of securities of the Company representing thirty percent (30%) or more of the combined voting power of the Common and Preferred Stock outstanding which votes generally for the election of Directors; or (2) the Company or any of its Subsidiaries sell, in one or more transactions, other than in the ordinary course of business, assets constituting in the aggregate all or substantially all of the assets of the Company and its Subsidiaries on a consolidated basis.

13. Amendments; Discontinuation of Plan.

  The Board or the Committee may from time to time alter, amend, suspend or discontinue the Plan, including, where applicable, any modifications or amendments as it shall deem advisable for any reason, including satisfying the requirements of any law or regulation or any change thereof; provided, however, that no such action shall adversely affect the rights and obligations with respect to Options at any time outstanding under the Plan; and provided further, that no such action shall, without the approval of the stockholders of the Company, (a) materially increase the maximum number of Shares of Common Stock that may be made subject to Options (unless necessary to effect the adjustments required by Section 6(b) hereof), (b) materially increase the benefits accrued to Participants under the Plan, or (c) materially lessen the requirements as to eligibility for participation in the Plan. No such amendment shall materially adversely affect the rights of any Participant under any Option previously granted without such Participant's prior consent.

14.  Registration of Optioned Shares.

  The Options shall not be exercisable unless the purchase of such Optioned Shares is pursuant to an applicable effective registration statement under the Securities Act of 1933, as amended, or unless, in the opinion of counsel to the Company, the proposed purchase of such Optioned Shares would be exempt from the registration requirements of the Securities Act of 1933, as amended.

15. Withholding Taxes; Satisfied by Withholding Optioned Shares.

  (a) General. The Company, its Parent or any Subsidiary may take such steps as it may deem necessary or appropriate for the withholding of any taxes which the Company, its Parent or any Subsidiary is required by law or regulation of any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with any Option including, but not limited to, requiring the Participant to pay such tax at the time of exercise or the withholding of issuance of Shares of Common Stock to be issued upon the exercise of any Option until the Participant reimburses the Company for the amount the Company is required to withhold with respect to such taxes, or, at the Company's sole discretion, canceling any portion of such issuance of Common Stock in any amount sufficient to reimburse itself for the amount it is required to so withhold.

  (b) Satisfying Taxes by Withholding Optioned Shares. Option Agreements under the Plan may, at the discretion of the Board or the Committee, contain a provision to the effect that all federal and state taxes required to be withheld or collected from a Participant upon exercise of an Option may be satisfied by the withholding of a sufficient number of exercised Optioned Stock which, valued at Fair Market Value on the date of exercise, would be equal to the total withholding obligation of the Participant for the exercise of such Option, provided, however, that if the Company is a public reporting corporation, no person who is an "officer" of the Company as such term is defined in Rule 3b-2 under the Securities Exchange Act of 1934 may elect to satisfy the withholding of federal and state taxes upon the exercise of an option by the withholding of Optioned Stock unless such election is made either (i) at least six (6) months prior to the date that the exercise of the Option becomes a taxable event or (ii) during any of the periods beginning on the third (3rd) business day following the date on which the Company issues a news release containing the operating results of a fiscal quarter or fiscal year and ending on the twelfth (12th) business day following such date. Such election shall be deemed made upon receipt of notice thereof by an Officer of the Company, by mail, personal delivery or by facsimile message, and shall (unless notice to the contrary is provided to the Company) be operative for all Option exercises which occur during the twelve (12) month period following election.

16. Effective Date and Term of Plan.

  The Plan is effective as of the date of adoption by the Board and Options may be granted at any time on or after such date; provided, however, that the Plan shall terminate if the stockholders of the Company do not approve and adopt it within twelve (12) months of such date. No Options shall be granted subsequent to ten (10) years after the effective date of the Plan; however, Options outstanding subsequent to ten (10) years after the effective date of the Plan shall continue to be governed by the Provisions of the Plan until exercised or terminated in accordance with the Plan or the respective Option Agreements.

                                   * * * * *

                                                                     APPENDIX B

                           WHITE PINE SOFTWARE, INC.

                        1997 DIRECTOR STOCK OPTION PLAN

SECTION 1. PURPOSE

  This 1997 Director Stock Option Plan (the "Plan") is intended to encourage ownership of capital stock of the Company by directors who are not employees of the Company or any parent or subsidiary of the Company ("Outside Director") in order to help the Company attract and retain persons of exceptional competence to the Company's Board of Directors and to furnish an added incentive for such Outside Directors to whom options are granted (an "Optionee") to increase their efforts on behalf of the Company. The Company intends that this purpose will be effected by the granting of stock options under the Plan.

SECTION 2. OPTIONS TO BE GRANTED AND ADMINISTRATION

  2.1. Options to be Granted. Options granted under the Plan will not constitute incentive stock options as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

  2.2. Administration.

  This Plan shall be administered by the Compensation Committee or any other committee of the Board of Directors of the Company (the "Board"), consisting of two or more "Independent Directors" (such committee may hereinafter be referred to as the "Plan Administrator"). As used herein, the term "Independent Director" means any director who: (i) is not an employee of the Company or of any "affiliated group" (as such term is defined in Section 1504(a) of the Code) which includes the Company (an "Affiliate"); (ii) is not a former employee of the Company or any Affiliate who is receiving compensation for prior services (other than benefits under a tax-qualified retirement plan) during the Company's or any Affiliate's taxable year; (iii) has not been an officer of the Company or any Affiliate; and (iv) does not receive remuneration from the Company or any Affiliate, either directly or indirectly, in any capacity other than as a director.

  Grants of options under the Plan and the amount of the awards to be granted shall be automatic and non-discretionary in accordance with Section 4. Except as so provided, the Plan Administrator shall have full and final authority to operate, manage and administer the Plan on behalf of the Company. This authority includes, but is not limited to: (i) the power to prescribe the form or forms of the instruments evidencing options granted under this Plan; (ii) the power to interpret the Plan; (iii) the power to prescribe regulations for interpretation, management and administration of the Plan; (iv) the power to delegate to other persons the responsibility for performing ministerial acts in furtherance of the Plan's purpose; and (v) the power to engage the services of persons or organizations in furtherance of the Plan's purpose, including but not limited to banks, insurance companies, brokerage firms and consultants.

  No member of the committee serving as Plan Administrator shall be liable for any action or determination made in good faith with respect to the Plan or any option granted thereunder.

  2.3. Appointment and Proceedings of Committee. The Board may, from time to time, appoint members of the committee serving as Plan Administrator in substitution for, or in addition to, members previously appointed and may fill vacancies, however caused, in such committee; provided, however, that each such appointee will be an Independent Director, as described in Section 2.2. The committee serving as Plan Administrator shall hold its meetings at such times and places as it shall deem advisable. A majority of its members shall constitute a quorum, and all actions of such committee shall require the affirmative vote of a majority of its members. Any action may be taken by a written instrument signed by all of the members, and any action so taken shall be as fully effective as if it had been taken by a vote of a majority of the members at a meeting duly called and held.

SECTION 3. STOCK

  3.1. Shares Subject to Plan. The stock subject to the options granted under the Plan shall be shares of the Company's authorized but unissued common stock, par value $.01 per share ("Common Stock"), or shares of the Company's Common Stock held in treasury. The total number of shares that may be issued pursuant to options granted under the Plan shall not exceed an aggregate of 150,000 shares of Common Stock. Such numbers of shares shall be subject to adjustment as provided in Section 7.

  3.2. Lapsed or Unexercised Options. Whenever any outstanding option under the Plan expires, is canceled or is otherwise terminated (other than by exercise), the shares of Common Stock allocable to the unexercised portion of such option shall be restored to the Plan and shall again become available for the grant of other options under the Plan.

  3.3. Limitation on Grants. In no event may any Plan participant be granted options under the Plan with respect to more than 25,000 shares (subject to adjustment as provided in Section 7) of Common Stock in any fiscal year. The number of shares of Common Stock issuable pursuant to an option granted to a Plan participant in a fiscal year that is subsequently forfeited, canceled or otherwise terminated shall continue to count toward the foregoing limitation in such fiscal year.

SECTION 4. ELIGIBILITY; AUTOMATIC GRANTS

  4.1. Eligible Optionees. Options may be granted under the Plan only to Outside Directors of the Company, as described in Section 1.

  4.2 Option Grant Dates. Options shall be granted automatically to all eligible directors as follows: (i) each person who is re-elected or initially elected as an Outside Director on the date of the annual meeting of stockholders (or special meeting in lieu thereof) at which the Plan is adopted by the stockholders of the Company (the "Adoption Date") shall be granted on the Adoption Date an option to purchase 15,000 shares of Common Stock (subject to adjustment as provided in Section 7); (ii) each person initially elected (whether by the stockholders or by the board of directors) as an Outside Director at any time after the Adoption Date shall be granted, as of the date of his or her initial election to the board of directors, an option to purchase 15,000 shares of Common Stock (subject to adjustment as provided in Section 7); and (iii) each person who is re-elected as an Outside Director by the stockholders of the Company at any time after the Adoption Date shall be granted, on the date of the meeting or written consent of the stockholders at or by which he or she is re-elected, an option to purchase 10,000 shares of Common Stock (subject to adjustment as provided in Section 7), provided that he or she has served as a director of the Company for at least the three months immediately preceding that meeting.

  4.3 Option Vesting Dates. An option granted under the Plan shall vest in full immediately prior to the first annual meeting of stockholders (or special meeting in lieu thereof) at which Board members are elected following the meeting of the stockholders or the board of directors at which such options were granted, provided that the Optionee has served without interruption since the grant date and continues to be a member of the Board at the time of vesting. Notwithstanding the foregoing, if a director received an Initial Option within three months of the next annual meeting (or special meeting in lieu thereof) at which Board members are elected, his or her Initial Option shall vest not at that meeting, but at the subsequent annual meeting of stockholders (or special meeting in lieu thereof) at which Board members are elected.

SECTION 5. TERMS OF THE OPTION AGREEMENTS

  5.1. Mandatory Terms. Each option agreement shall contain such provisions as the Plan Administrator shall from time to time deem appropriate. Option agreements need not be identical, but each option agreement by appropriate language shall include the substance of all of the following provisions:

    (a) Expiration. Notwithstanding any other provision of the Plan or of any option agreement, each option shall expire on the tenth anniversary of the date on which the option was granted.

    (b) Exercise. Each option shall be exercisable in full or in installments (which need not be equal) and at such times as designated by the Plan Administrator. To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the option expires.

    (c) Purchase Price. The purchase price per share of the Common Stock under each option shall be equal to the fair market value of the Common Stock on the date the option is granted. For the purpose of the Plan, the fair market value of the Common Stock shall be the closing price per share on the date of grant of the option as reported by a nationally recognized stock exchange, or, if the Common Stock is not listed on such an exchange, as reported by the Nasdaq Stock Market, Inc. ("Nasdaq"), or, if the Common Stock is not quoted on Nasdaq, the fair market value as determined by the Plan Administrator.

    (d) Transferability of Options. Options granted under the Plan and the rights and privileges conferred thereby may not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) other than by will or by applicable laws of descent and distribution, and shall not be subject to execution, attachment or similar process. Upon any attempt so to transfer, assign, pledge, hypothecate or otherwise dispose of any option under the Plan or any right or privilege conferred hereby, contrary to the provisions of the Plan, or upon the sale or levy or any attachment or similar process upon the rights and privileges conferred hereby, such option shall thereupon terminate and become null and void.

    (e) Termination of Directorship or Disability or Death of
  Optionee. Except as may be otherwise expressly provided in the terms and conditions of the option granted to an Optionee, options granted hereunder shall terminate on the earliest to occur of (i) the date of expiration thereof and (ii) the first anniversary of the initial day on which the Optionee no longer serves as a director of the Company for any reason.

    (f) Rights of Optionees.

     (i) No Stockholder Rights for Option No Optionee shall be deemed for any purpose to be the owner of any shares of Common Stock subject to any option unless and until (A) the option shall have been exercised with respect to such shares pursuant to the terms thereof, and (B) the Company shall have issued and delivered a certificate representing such shares. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such shares of Common Stock.

     (ii) No Right to Continue as a Director. Neither the Plan, nor the granting of an option, no any other action taken pursuant to the Plan, shall constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain an Optionee as a director for any period of time.

  5.2. Certain Optional Terms. The Plan Administrator may in its discretion provide, upon the grant of any option hereunder, that the Company shall have an option to repurchase all or any number of shares purchased upon exercise of such option. The repurchase price per share payable by the Company shall be such amount or be determined by such formula as is fixed by the Plan Administrator at the time the option for the shares subject to repurchase was granted. The Plan Administrator may also provide that the Company shall have a right of first refusal with respect to the transfer or proposed transfer of any shares purchased upon exercise of an option granted hereunder. In the event the Plan Administrator shall grant options subject to the Company's repurchase rights or rights of first refusal, the certificate or certificates representing the shares purchased pursuant to the exercise of such option shall carry a legend satisfactory to counsel for the Company referring to such rights.

SECTION 6. METHOD OF EXERCISE; PAYMENT OF PURCHASE PRICE

  6.1. Notice of Exercise. Any option granted under the Plan may be exercised by the Optionee by delivering to the Company on any business day a written notice specifying the number of shares of Common Stock the Optionee then desires to purchase and specifying the address to which the certificates for such shares are to be mailed, accompanied by payment for such shares.

  6.2. Means of Payment and Delivery. Common Stock purchased on exercise of an option must be paid for as follows: (a) in cash or by check (acceptable to the Company in accordance with guidelines established for this purpose), bank draft or money order payable to the order of the Company, (b) if so permitted by the instrument evidencing the option by the Plan Administrator on or after grant of the option, through the delivery of shares of Common Stock (which in the case of shares acquired from the Company upon exercise of an option, have been outstanding for at least six months) having a fair market value on the last business day preceding the date of exercise equal to the purchase price,
(c) by delivery of an unconditional and irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the exercise price,
(d) if so permitted by the instrument evidencing the option or by the Plan Administrator on or after grant of the option, by delivery of a promissory note of the Optionee to the Company, payable on such terms as are specified by the Plan Administrator, or (e) by any combination of the permissible forms of payment; provided that if the Common Stock delivered upon exercise of the option is an original issue of authorized Common Stock, at least so much of the exercise price as represents the par value of such Common Stock must be paid other than by the Optionee's promissory note or personal check. In the event that payment of the option price is made as contemplated by (b) above, the fair market value of the shares of Common Stock so delivered to the Company shall be determined in the manner specified in Section 5.1(c). As promptly as practicable after receipt of such written notification and payment, the Company shall deliver to the Optionee certificates for the number of shares with respect to which such Option has been so exercised, issued in the Optionee's name; provided, however, that such delivery shall be deemed effected for all purposes when the Company or a stock transfer agent of the Company shall have deposited such certificates in the United States mail, addressed to the Optionee, at the address specified pursuant to Section 6.1.

SECTION 7. ADJUSTMENT UPON CHANGES IN CAPITALIZATION

  7.1 No Effect of Options upon Certain Corporate Transactions. The existence of outstanding options shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of Common Stock, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

  7.2 Stock Dividends, Recapitalizations, Etc. If at any time after the effective date of the Plan the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of the Common Stock outstanding, without receiving compensation therefor in money, services or property, then: (1) the number, class and per share price of shares of stock subject to outstanding options hereunder shall be appropriately adjusted in such a manner as to entitle an Optionee to receive upon exercise of an option, for the same aggregate cash consideration, the same total number and class of shares that the owner of an equal number of outstanding shares of Common Stock would own as a result of the event requiring the adjustment; and
(ii) the number and class of shares with respect to which options may be granted under the Plan shall be adjusted by substituting for the total number of shares of Common Stock then reserved for issuance under the Plan that number and class of shares of stock that the owner of an equal number of outstanding shares of Common Stock would own as the result of the event requiring the adjustment.

  7.3 Determination of Adjustments. Adjustments under this Section shall be determined by the Plan Administrator and such determinations shall be conclusive. The Plan Administrator shall have the discretion and power in any such event to determine and to make effective provision for acceleration of the time or times at which any option or portion thereof shall become exercisable. No fractional shares of Common Stock shall be issued under the Plan on account of any adjustment specified above.

  7.4 No Adjustment in Certain Cases. Except as hereinbefore expressly provided, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock then subject to outstanding options.

SECTION 8. EFFECT OF CERTAIN TRANSACTIONS

  If the Company is a party to a reorganization or merger with one or more other corporations, whether or not the Company is the surviving or resulting corporation, or if the Company consolidates with or into one or more other corporations, or if the Company is liquidated or sells or otherwise disposes of substantially all of its assets to another corporation (each hereinafter referred to as a "Transaction"), in any such event while unexercised options remain outstanding under the Plan, then: (i) subject to the provisions of clause (iii) below, after the effective date of such Transaction unexercised options shall remain outstanding and shall be exercisable in shares of Common Stock, or, if applicable, shares of such stock or other securities, cash or property as the holders of shares of Common Stock received pursuant to the terms of such Transaction; (ii) the Plan Administrator may accelerate the time for exercise of all unexercised and unexpired options to and after a date prior to the effective date of such Transaction; or (iii) any outstanding options may be canceled by the Plan Administrator as of the effective date of such Transaction, provided that: (x) notice of such cancellation shall be given to each holder of an option; (y) the Plan Administrator shall have accelerated the time for exercise of all unexercised and unexpired options that it proposes to cancel; and (z) each holder of an option shall have the right to exercise such option in full.

SECTION 9. AMENDMENT OR TERMINATION OF THE PLAN

  The Board may terminate the Plan at any time, and may amend the Plan at any time and from time to time, subject to the limitation that, except as provided in Sections 7 and 8, no amendment shall be effective unless approved by the stockholders of the Company in accordance with applicable law and regulations, at an annual or special meeting held within twelve months before or after the date of adoption of such amendment, in any instance in which such amendment would: (i) increase the number of shares of Common Stock as to which options may be granted under the Plan; or (ii) change in substance the provisions of Section relating to eligibility to participate in the Plan or to the automatic grant of options.

  Except as provided in Sections 7 and 8, rights and obligations under any option granted before termination or amendment of the Plan shall not be altered or impaired by such termination or amendment except with the consent of the Optionee.

SECTION 10. NON-EXCLUSIVITY OF THE PLAN; NON-UNIFORM DETERMINATIONS

  Neither the adoption of the Plan by the Board nor the approval of the Plan by the stockholders of the Company shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including without limitation the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

  The Plan Administrator's determinations under the Plan need not be uniform and may be made by it selectively among persons who receive or are eligible to receive options under the Plan (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Plan Administrator shall be entitled, among other things, to make non-uniform and selective determinations, and to enter into non-uniform and selective option agreements, as to (i) the non-mandatory terms and provisions of options and (ii) the exercise by the Plan Administrator of its discretion in respect of the exercise of options pursuant to the terms of the Plan.

SECTION 11. GOVERNMENT AND OTHER REGULATIONS; GOVERNING LAW; WITHHOLDING TAXES

  The obligation of the Company to sell and deliver shares of Common Stock with respect to options granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by government agencies as may be deemed necessary or appropriate by the Plan Administrator. All shares sold under the Plan shall bear appropriate legends. The Company may, but shall in no event be obligated to, register or qualify any shares covered by options under applicable federal and state securities laws; and in the event that any shares are so registered or qualified the Company may remove any legend on certificates representing such shares. The Company shall not be obligated to take any other affirmative action in order to cause the exercise of an option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority. The Plan shall be governed by and construed in accordance with the laws of the State of New Hampshire.

  Whenever under the Plan shares are to be delivered upon exercise of an option, the Company shall be entitled to require as a condition of delivery that the Optionee remit an amount sufficient to satisfy all federal, state and other governmental withholding tax requirements related thereto. An employee may elect to have such tax withholding obligation satisfied, in whole or in part, by: (i) authorizing the Company to withhold from shares of Common Stock to be issued pursuant to the exercise of an option a number of shares with an aggregate fair market value (as defined in Section 5.1(c), determined as of the date the withholding is effected) that would satisfy the withholding amount due with respect to such exercise; or (ii) transferring to the Company shares of Common Stock owned by the employee with an aggregate fair market value (as defined in Section 5.1(c) determined as of the date the withholding is effected) that would satisfy the withholding amount due.

SECTION 12. "LOCKUP" AGREEMENT

  The Plan Administrator may in its discretion specify upon granting an option that the Optionee shall agree, for a period of time (not to exceed 180 days) from the effective date of any registration of securities of the Company, upon request of the Company or the underwriter or underwriters managing any underwritten offering of the Company's securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any shares issued pursuant to the exercise of such option, without the prior written consent of the Company and/or such underwriter or underwriters, as the case may be.

SECTION 13. EFFECTIVE DATE AND DURATION OF PLAN

  The Plan shall become effective upon approval by the stockholders of the Company. No option may be granted under the Plan after the tenth anniversary of the effective date. The Plan shall terminate (i) when the total amount of Common Stock with respect to which options may be granted shall have been issued upon the exercise of options (ii) or by action of the Board pursuant to
Section 9, whichever shall first occur.

                                   * * * * *

                           WHITE PINE SOFTWARE, INC.

         PROXY FOR ANNUAL MEETING OF STOCKHOLDERS, SEPTEMBER 30, 1997

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Arthur H. Bruno, Killko A. Caballero and Christine J. Cox, and each of them with full power of substitution to vote all shares of stock of WHITE PINE SOFTWARE, INC. (the "Corporation") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Corporation to be held on Tuesday, September 30, 1997,
P at 10:00 a.m. local time and at any adjournment or postponement thereof, upon matters set forth in the Notice of Annual Meeting and Proxy Statement
R    dated August 29, 1997, a copy of which has been received by the undersigned.
O
         THIS PROXY WHICH PROPERLY EXECUTED WILL BE VOTED AS SPECIFIED. IF NO
X CHOICE IS SPECIFIED, THEN THIS PROXY WILL BE VOTED IN FAVOR OF ELECTING THE NOMINEES, OR ANY NOMINEE FOR WHICH APPROVAL HAS NOT BEEN WITHHELD, IN FAVOR
Y OF AN INCRESE IN THE AGGREGATE NUMBER OF SHARES OF COMMON STOCK AVAILABLE FOR GRANT UNDER THE CORPORATION'S 1996 INCENTIVE AND NONQUALIFIED STOCK OPTION PLAN FROM 550,000 TO 1,000,000 AND IN FAVOR OF THE APPROVAL OF THE CORPORATION'S 1997 DIRECTOR STOCK OPTION PLAN. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.
                                                              --------------
                                                                SEE REVERSE
                  CONTINUED AND TO BE SIGNED ON REVERSE SIDE      SIDE
                                                              --------------

[X] PLEASE MARK VOTES AS IN THIS SAMPLE.

The Board of Directors recommends a vote for the following purposes:

1. To elect three (3) directors to serve for a one-year term except as marked to the contrary below:

   NOMINEES: Arthur H. Bruno, Killko A. Caballero,
             Jonathan G. Morgan

             [_] FOR ALL NOMINEES       [_] WITHHELD FROM ALL NOMINEES

  [_]______________________________________
     For all nominees except as noted above

2. To amend the Corporation's 1996 Incentive and Nonqualified Stock Option Plan in order to increase the aggregate number of shares of Common Stock available for grant thereunder from 550,000 to 1,000,000.

                          FOR     AGAINST     ABSTAIN
                          [_]       [_]         [_]

3. To approve the Corporation's 1997 Director Stock Option Plan.

                          FOR     AGAINST     ABSTAIN
                          [_]       [_]         [_]

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT    [_]



Please mark, sign, date and return the proxy card promptly using the enclosed envelope.

Please sign your name exactly as it appears on your stock certificate(s), write in the date and return this proxy as soon as possible in the enclosed envelope. If the stock is registered in more than one name, each joint owner should sign. If signing as attorney, executor, trustee, administrator or guardian, please give full title as such. Only authorized officers should sign for corporations.



Signature:____________________________________ Date:_______________

Signature:____________________________________ Date:_______________